Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2007

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income (loss) provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$181.0	$221.4	$264.6	$300.1	$282.4	Insurance Services	$72.4	$67.1	$93.0	$74.3	$60.8	$54.3
16.3	24.9	31.1	30.9	38.4	Asset Management	12.2	10.4	10.3	11.1	8.1	8.9
(25.3)	(6.5)	(3.7)	(5.4)	(11.1)	Other	(5.6)	(3.7)	(1.2)	(3.0)	(3.1)	(3.8)

172.0	239.8	292.0	325.6	309.7	Total income before income taxes	79.0	73.8	102.1	82.4	65.8	59.4

61.0	83.5	92.6	114.5	105.9	Income taxes	26.9	25.5	34.6	27.7	22.9	20.7

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$52.1	$48.3	$67.5	$54.7	$42.9	$38.7

					Net income per common share:
$1.89	$2.70	$3.49	$3.81	$3.77	Basic	$0.98	$0.90	$1.26	$1.02	$0.79	$0.71
1.86	2.66	3.45	3.76	3.73	Diluted	0.97	0.90	1.25	1.01	0.78	0.70

					Share data:
58,871,840	57,979,100	57,192,206	55,465,215	54,079,033	Basic weighted-average	53,195,859	53,428,534	53,405,134	53,885,501	54,499,280	54,540,822
59,544,804	58,669,118	57,838,188	56,076,666	54,688,114	Diluted weighted-average	53,735,309	53,958,720	53,916,104	54,410,978	55,122,474	55,240,792
58,370,552	58,601,446	56,889,678	54,712,936	53,592,178	At period end	52,854,031	53,410,614	53,592,178	53,576,193	54,488,804	54,711,551

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$52.1	$48.3	$67.5	$54.7	$42.9	$38.7
(12.6)	6.0	7.4	1.4	1.2	After-tax net capital gains (losses)	0.4	0.6	1.8	1.4	(0.3)	(1.7)

$123.6	$150.3	$192.0	$209.7	$202.6	Net income excluding after-tax net capital gains (losses)	$51.7	$47.7	$65.7	$53.3	$43.2	$40.4

$(19.7)	$9.3	$11.5	$2.2	$1.9	Net capital gains (losses)	$0.7	$0.9	$2.8	$2.1	$(0.3)	$(2.7)
(7.1)	3.3	4.1	0.8	0.7	Taxes on net capital gains (losses)	0.3	0.3	1.0	0.7	—	(1.0)

$(12.6)	$6.0	$7.4	$1.4	$1.2	After-tax net capital gains (losses)	$0.4	$0.6	$1.8	$1.4	$(0.3)	$(1.7)

					Diluted earnings per common share:
$1.86	$2.66	$3.45	$3.76	$3.73	Net income	$0.97	$0.90	$1.25	$1.01	$0.78	$0.70
(0.22)	0.10	0.13	0.02	0.03	After-tax net capital gains (losses)	0.01	0.02	0.03	0.03	—	(0.03)

$2.08	$2.56	$3.32	$3.74	$3.70	Net income excluding after-tax net capital gains (losses)	$0.96	$0.88	$1.22	$0.98	$0.78	$0.73

$1,152.6	$1,309.5	$1,401.1	$1,413.8	$1,464.5	Shareholders’ equity	$1,439.7	$1,474.6	$1,464.5	$1,462.3	$1,373.9	$1,385.3
147.4	160.3	136.1	59.8	(8.1)	Accumulated other comprehensive income (loss)	(57.0)	(0.9)	(8.1)	24.3	(49.4)	(6.7)

$1,005.2	$1,149.2	$1,265.0	$1,354.0	$1,472.6	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,496.7	$1,475.5	$1,472.6	$1,438.0	$1,423.3	$1,392.0

10.4%	12.7%	14.7%	15.0%	14.2%	Net income return on average equity	14.3%	13.1%	18.5%	15.4%	12.4%	11.1%
11.4	14.5	16.5	16.1	14.4	Net income return on average equity (excluding accumulated other comprehensive income (loss))	14.0	13.1	18.6	15.3	12.2	11.3
12.7	14.0	15.9	16.0	14.3	Net income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	13.9	12.9	18.1	14.9	12.3	11.8

					Book value per common share:
$19.75	$22.35	$24.63	$25.84	$27.33	Including accumulated other comprehensive income (loss)	$27.24	$27.61	$27.33	$27.29	$25.21	$25.32
2.53	2.74	2.39	1.09	(0.15)	Accumulated other comprehensive income (loss)	(1.08)	(0.02)	(0.15)	0.45	(0.91)	(0.12)

$17.22	$19.61	$22.24	$24.75	$27.48	Excluding accumulated other comprehensive income (loss)	$28.32	$27.63	$27.48	$26.84	$26.12	$25.44

2,465	2,630	2,770	2,798	3,280	Number of employees	3,357	3,291	3,280	3,239	2,828	2,806

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,366.8	$1,589.0	$1,654.0	$1,826.5	$1,935.0	Premiums	$518.1	$492.0	$501.2	$479.4	$481.4	$473.0
23.9	28.4	33.7	43.3	77.1	Administrative fees	28.4	26.5	26.5	25.1	13.1	12.4
379.2	435.3	445.3	465.2	478.9	Net investment income	130.7	123.3	122.0	120.5	117.5	118.9
(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	0.7	0.9	2.8	2.1	(0.3)	(2.7)

1,750.2	2,062.0	2,144.5	2,337.2	2,492.9	Total revenues	677.9	642.7	652.5	627.1	611.7	601.6

					Benefits and expenses:
1,117.1	1,297.8	1,291.2	1,392.3	1,513.1	Benefits to policyholders	409.9	382.0	371.3	374.1	385.3	382.4
72.9	75.0	76.5	84.0	97.7	Interest credited	28.0	25.6	26.1	25.3	23.7	22.6
243.4	275.3	298.5	340.6	370.3	Operating expenses	105.7	106.3	101.3	93.2	88.1	87.7
132.6	144.1	154.4	168.5	183.6	Commissions and bonuses	46.4	50.0	47.2	45.5	43.9	47.0
23.0	24.6	29.4	32.0	34.6	Premium taxes	9.3	8.9	8.6	9.2	8.5	8.3
5.0	17.5	17.7	18.0	17.9	Interest expense	6.3	4.5	4.5	4.5	4.4	4.5
(39.1)	(46.6)	(57.7)	(61.6)	(78.5)	Deferral of acquisition costs	(20.4)	(20.8)	(20.0)	(18.8)	(18.1)	(21.6)
23.3	34.5	42.5	37.8	44.5	Amortization of deferred acquisition costs, value of business acquired and intangibles	13.7	12.4	11.4	11.7	10.1	11.3

1,578.2	1,822.2	1,852.5	2,011.6	2,183.2	Total benefits and expenses	598.9	568.9	550.4	544.7	545.9	542.2

172.0	239.8	292.0	325.6	309.7	Income before income taxes	79.0	73.8	102.1	82.4	65.8	59.4

61.0	83.5	92.6	114.5	105.9	Income taxes	26.9	25.5	34.6	27.7	22.9	20.7

111.0	156.3	199.4	211.1	203.8	Net income	52.1	48.3	67.5	54.7	42.9	38.7

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
114.8	15.5	(13.3)	(67.5)	(41.7)	Unrealized capital gains (losses) on securities available-for-sale, net	(54.8)	8.6	(7.5)	74.1	(42.0)	(66.3)
(0.7)	(2.6)	(10.9)	(8.8)	(1.7)	Reclassification adjustment for net capital gains included in net income, net	(1.5)	(0.3)	(0.4)	(0.4)	(0.7)	(0.2)
					Defined benefit retirement plans:
—	—	—	—	—	Prior service cost arising during the period, net	—	(1.4)	—	—	—	—
—	—	—	—	—	Reclassification adjustment for amortization to net periodic pension cost, net	0.2	0.3	—	—	—	—

114.1	12.9	(24.2)	(76.3)	(43.4)	Total	(56.1)	7.2	(7.9)	73.7	(42.7)	(66.5)

$225.1	$169.2	$175.2	$134.8	$160.4	Comprehensive income (loss)	$(4.0)	$55.5	$59.6	$128.4	$0.2	$(27.8)

					Statutory data - insurance subsidiaries:
$111.9	$214.2	$275.8	$314.0	$271.1	Net gain from operations before federal income taxes	$56.6	$57.3	$88.4	$70.7	$57.1	$54.9
33.1	138.9	191.5	207.5	172.8	Net gain from operations after federal income taxes and before realized capital gains (losses)	36.2	38.1	58.0	45.2	32.2	37.4
817.6	876.1	942.5	968.7	967.5	Capital and surplus	939.4	910.5	967.5	940.3	897.6	1,003.7
35.8	54.3	73.8	88.2	96.6	Asset valuation reserve	98.0	98.8	96.6	91.9	88.7	88.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,359.7	$1,584.3	$1,650.0	$1,816.4	$1,927.4	Insurance Services	$512.9	$489.8	$498.8	$478.0	$479.7	$470.9
7.1	4.7	4.0	10.1	7.6	Asset Management	5.2	2.2	2.4	1.4	1.7	2.1

1,366.8	1,589.0	1,654.0	1,826.5	1,935.0	Total premiums	518.1	492.0	501.2	479.4	481.4	473.0

					Administrative fees:
5.9	6.4	6.9	8.8	8.7	Insurance Services	1.9	2.0	2.0	2.1	2.4	2.2
22.4	26.8	32.0	40.6	78.3	Asset Management	29.4	27.4	27.1	25.5	13.0	12.7
(4.4)	(4.8)	(5.2)	(6.1)	(9.9)	Other	(2.9)	(2.9)	(2.6)	(2.5)	(2.3)	(2.5)

23.9	28.4	33.7	43.3	77.1	Total administrative fees	28.4	26.5	26.5	25.1	13.1	12.4

					Net investment income:
258.3	305.4	302.5	303.3	313.4	Insurance Services	81.5	79.6	80.0	79.4	76.7	77.3
116.4	123.1	133.9	140.3	151.3	Asset Management	43.6	41.3	39.3	39.6	36.7	35.7
4.5	6.8	8.9	21.6	14.2	Other	5.6	2.4	2.7	1.5	4.1	5.9

379.2	435.3	445.3	465.2	478.9	Total net investment income	130.7	123.3	122.0	120.5	117.5	118.9

(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	0.7	0.9	2.8	2.1	(0.3)	(2.7)

1,750.2	2,062.0	2,144.5	2,337.2	2,492.9	Total revenues	677.9	642.7	652.5	627.1	611.7	601.6

					Benefits and expenses:
1,442.9	1,674.7	1,694.8	1,828.4	1,967.1	Insurance Services	523.9	504.3	487.8	485.2	498.0	496.1
129.6	129.7	138.8	160.1	198.8	Asset Management	66.0	60.5	58.5	55.4	43.3	41.6
5.7	17.8	18.9	23.1	17.3	Other	9.0	4.1	4.1	4.1	4.6	4.5

1,578.2	1,822.2	1,852.5	2,011.6	2,183.2	Total benefits and expenses	598.9	568.9	550.4	544.7	545.9	542.2

					Income (loss) before income taxes:
181.0	221.4	264.6	300.1	282.4	Insurance Services	72.4	67.1	93.0	74.3	60.8	54.3
16.3	24.9	31.1	30.9	38.4	Asset Management	12.2	10.4	10.3	11.1	8.1	8.9
(25.3)	(6.5)	(3.7)	(5.4)	(11.1)	Other	(5.6)	(3.7)	(1.2)	(3.0)	(3.1)	(3.8)

172.0	239.8	292.0	325.6	309.7	Total income before income taxes	79.0	73.8	102.1	82.4	65.8	59.4
61.0	83.5	92.6	114.5	105.9	Income taxes	26.9	25.5	34.6	27.7	22.9	20.7

$111.0	$156.3	$199.4	$211.1	$203.8	Net income	$52.1	$48.3	$67.5	$54.7	$42.9	$38.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,359.7	$1,584.3	$1,650.0	$1,816.4	$1,927.4	Premiums	$512.9	$489.8	$498.8	$478.0	$479.7	$470.9
5.9	6.4	6.9	8.8	8.7	Administrative fees	1.9	2.0	2.0	2.1	2.4	2.2
258.3	305.4	302.5	303.3	313.4	Net investment income	81.5	79.6	80.0	79.4	76.7	77.3

1,623.9	1,896.1	1,959.4	2,128.5	2,249.5	Total revenues	596.3	571.4	580.8	559.5	558.8	550.4

					Benefits and expenses:
1,098.1	1,284.2	1,278.4	1,372.9	1,497.1	Benefits to policyholders	402.7	377.7	367.1	370.5	381.3	378.2
4.7	4.9	4.5	8.1	13.3	Interest credited	4.0	3.8	3.7	3.6	3.2	2.8
205.3	235.9	253.4	284.2	291.8	Operating expenses	74.1	78.4	75.5	68.8	73.4	74.1
122.0	129.9	134.4	148.0	155.5	Commissions and bonuses	38.9	42.3	38.5	39.2	37.3	40.5
23.0	24.6	29.4	32.0	34.6	Premium taxes	9.3	8.9	8.6	9.2	8.5	8.3
(32.7)	(37.3)	(44.9)	(50.1)	(62.4)	Deferral of acquisition costs	(16.4)	(17.0)	(14.9)	(15.5)	(14.2)	(17.8)
22.5	32.5	39.6	33.3	37.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	11.3	10.2	9.3	9.4	8.5	10.0

1,442.9	1,674.7	1,694.8	1,828.4	1,967.1	Total benefits and expenses	523.9	504.3	487.8	485.2	498.0	496.1

$181.0	$221.4	$264.6	$300.1	$282.4	Income before income taxes	$72.4	$67.1	$93.0	$74.3	$60.8	$54.3

					Benefit ratio (including interest credited):
67.9%	68.0%	65.5%	64.9%	67.1%	% of total revenues	68.2%	66.8%	63.8%	66.9%	68.8%	69.2%
81.1	81.4	77.8	76.0	78.4	% of total premiums	79.3	77.9	74.3	78.3	80.2	80.9

					Statistics (% of total premiums):
15.1%	14.9%	15.4%	15.6%	15.1%	Operating expenses	14.4%	16.0%	15.1%	14.4%	15.3%	15.7%
13.3	14.0	16.0	16.5	14.7	Income before income taxes	14.1	13.7	18.6	15.5	12.7	11.5

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$498.0	$606.3	$611.1	$681.0	$735.0	Life and AD&D	$196.4	$191.1	$189.6	$182.5	$181.7	$181.2
583.4	686.1	714.5	780.7	809.9	LTD	226.6	206.1	205.7	202.2	202.7	199.3
145.2	162.9	177.8	191.7	211.1	STD	54.1	52.9	54.9	52.7	52.7	50.8
71.2	63.9	64.8	73.8	72.9	Other	18.2	18.2	18.2	18.7	18.3	17.7
(13.5)	(18.6)	(11.7)	(20.2)	(22.6)	Experience rated refunds	(13.4)	(11.0)	(3.1)	(8.7)	(5.3)	(5.5)

$1,284.3	$1,500.6	$1,556.5	$1,707.0	$1,806.3	Total premiums	$481.9	$457.3	$465.3	$447.4	$450.1	$443.5

					Benefit ratio (including interest credited):
69.1%	69.3%	66.3%	65.7%	68.0%	% of total revenues	68.9%	69.1%	65.0%	68.1%	70.2%	68.8%
80.5	81.3	77.4	75.8	78.3	% of total premiums	79.0	79.6	74.7	78.7	80.7	79.2

					Statistics (% of total premiums):
14.5%	14.2%	14.8%	15.2%	14.9%	Operating expenses	14.4%	15.8%	14.9%	14.1%	15.0%	15.4%
12.3	13.0	15.5	16.0	14.2	Income before income taxes	13.5	11.6	17.8	14.4	11.8	12.6

					Sales (annualized new premiums) reported at contract effective date:
$113.1	$134.6	$118.6	$148.4	$138.0	Life and AD&D	$14.9	$59.2	$38.0	$30.5	$13.4	$56.1
88.0	80.1	133.5	106.4	114.1	LTD	35.9	41.9	33.6	17.0	19.1	44.4
42.3	45.5	51.3	43.8	42.1	STD	4.2	12.5	8.7	5.6	14.4	13.4
21.0	18.7	26.9	26.3	23.6	Other	3.3	6.5	5.5	3.6	4.3	10.2

$264.4	$278.9	$330.3	$324.9	$317.8	Total	$58.3	$120.1	$85.8	$56.7	$51.2	$124.1

					Persistency (% of premiums):*
88.0%	89.7%	86.0%	89.4%	89.0%	Life
88.1	85.5	87.5	89.9	88.9	LTD
75.6	57.5	72.6	80.3	76.0	Dental
85.1	84.9	83.0	82.9	87.8	Other A&H

86.9%	85.6%	85.6%	88.2%	88.1%	Total

					Individual Disability:
$75.4	$83.7	$93.5	$109.4	$121.1	Premiums:	$31.0	$32.5	$33.5	$30.6	$29.6	$27.4

					Benefit ratio:
54.1%	51.1%	54.4%	54.8%	56.9%	% of total revenues	59.3%	39.1%	50.8%	51.9%	51.3%	75.0%
91.1	82.7	83.2	79.2	79.4	% of total premiums	84.2	53.5	69.0	72.2	71.6	108.4

					Statistics (% of revenue):
15.3%	16.5%	15.7%	15.5%	13.9%	Operating expenses	10.9%	13.7%	13.2%	13.4%	14.5%	14.6%
17.8	19.9	15.8	17.0	15.5	Income before income taxes	16.8	31.7	22.6	22.8	18.9	(4.0)

$11.5	$16.0	$18.9	$21.5	$21.5	Disability sales	$6.1	$4.9	$5.5	$5.8	$5.2	$5.0

94.3%	95.1%	95.6%	95.5%	95.1%	Disability persistency (% of premiums)

*	Does not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.1	$4.7	$4.0	$10.1	$7.6	Premiums	$5.2	$2.2	$2.4	$1.4	$1.7	$2.1
22.4	26.8	32.0	40.6	78.3	Administrative fees	29.4	27.4	27.1	25.5	13.0	12.7
116.4	123.1	133.9	140.3	151.3	Net investment income	43.6	41.3	39.3	39.6	36.7	35.7

145.9	154.6	169.9	191.0	237.2	Total revenues	78.2	70.9	68.8	66.5	51.4	50.5

					Benefits and expenses:
19.0	13.6	12.8	19.4	16.0	Benefits to policyholders	7.2	4.3	4.2	3.6	4.0	4.2
67.6	70.1	72.0	75.9	84.4	Interest credited	24.0	21.8	22.4	21.7	20.5	19.8
37.7	38.9	43.8	50.9	78.6	Operating expenses	28.8	28.2	26.1	24.6	14.4	13.5
10.6	14.2	20.0	20.5	28.1	Commissions and bonuses	7.5	7.7	8.7	6.3	6.6	6.5
0.3	0.2	0.1	0.4	0.5	Interest expense	0.1	0.1	0.1	0.2	0.1	0.1
(6.4)	(9.3)	(12.8)	(11.5)	(16.1)	Deferral of acquisition costs	(4.0)	(3.8)	(5.1)	(3.3)	(3.9)	(3.8)
0.8	2.0	2.9	4.5	7.3	Amortization of deferred acquisition costs, value of business acquired and intangibles	2.4	2.2	2.1	2.3	1.6	1.3

129.6	129.7	138.8	160.1	198.8	Total benefits and expenses	66.0	60.5	58.5	55.4	43.3	41.6

$16.3	$24.9	$31.1	$30.9	$38.4	Income before income taxes	$12.2	$10.4	$10.3	$11.1	$8.1	$8.9

					Assets under administration:
$1,803.3	$2,577.6	$3,367.1	$4,221.7	$16,240.0	Retirement Plans *	$17,305.0	$16,581.9	$16,240.0	$15,586.0	$4,616.2	$4,591.3
797.7	914.9	1,085.3	1,143.3	1,234.9	Individual Annuities	1,267.4	1,249.2	1,234.9	1,196.2	1,179.9	1,162.4
672.9	677.1	747.9	1,141.9	1,407.0	Mortgage loans for other investors	1,616.6	1,495.5	1,407.0	1,360.1	1,274.6	1,196.1
—	—	36.1	35.5	137.5	Other	294.8	291.4	137.5	70.5	34.4	35.9

$3,273.9	$4,169.6	$5,236.4	$6,542.4	$19,019.4	Total	$20,483.8	$19,618.0	$19,019.4	$18,212.8	$7,105.1	$6,985.7

					Annualized operating expenses:
					(% of average assets under administration)
1.5%	1.3%	1.0%	0.9%	0.6%	Retirement Plans *	0.5%	0.5%	0.5%	0.5%	0.9%	0.8%

					Interest credited:
					(% of investment income)
61.4%	60.6%	55.5%	55.0%	54.5%	Retirement Plans	55.6%	50.5%	55.0%	53.9%	55.3%	53.7%
63.0	62.5	61.9	60.9	64.4	Individual Annuities	69.2	64.0	66.1	64.9	64.2	62.0

$109.1	$139.4	$184.0	$119.9	$214.2	Individual Annuity sales	$56.7	$49.8	$71.3	$48.7	$53.3	$40.9

$570.8	$930.6	$1,170.4	$996.4	$942.8	Commercial mortgage loans originated	$395.9	$300.2	$247.0	$286.7	$238.2	$170.9

*	Includes the July 2006 acquisition of Invesmart, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(4.4)	$(4.8)	$(5.2)	$(6.1)	$(9.9)	Administrative fees	$(2.9)	$(2.9)	$(2.6)	$(2.5)	$(2.3)	$(2.5)
4.5	6.8	8.9	21.6	14.2	Net investment income	5.6	2.4	2.7	1.5	4.1	5.9
(19.7)	9.3	11.5	2.2	1.9	Net capital gains (losses)	0.7	0.9	2.8	2.1	(0.3)	(2.7)

(19.6)	11.3	15.2	17.7	6.2	Total revenues	3.4	0.4	2.9	1.1	1.5	0.7

					Benefits and expenses:
1.0	0.5	1.3	5.5	(0.1)	Operating expenses and other	2.8	(0.3)	(0.3)	(0.2)	0.3	0.1
4.7	17.3	17.6	17.6	17.4	Interest expense	6.2	4.4	4.4	4.3	4.3	4.4

5.7	17.8	18.9	23.1	17.3	Total benefits and expenses	9.0	4.1	4.1	4.1	4.6	4.5

$(25.3)	$(6.5)	$(3.7)	$(5.4)	$(11.1)	Loss before income taxes	$(5.6)	$(3.7)	$(1.2)	$(3.0)	$(3.1)	$(3.8)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,134.4	$4,524.8	$4,412.5	$4,613.2	$4,786.0	Fixed maturity securities (available-for-sale)	$4,931.6	$4,905.8	$4,786.0	$4,770.7	$4,608.1	$4,702.9
—	—	—	—	—	Short-term investments	57.1	—	—	—	—	—
1,989.1	2,319.8	2,948.2	3,243.7	3,316.0	Commercial mortgage loans, net	3,517.4	3,414.8	3,316.0	3,517.5	3,377.8	3,267.3
64.6	77.2	72.2	77.7	89.9	Real estate, net	70.1	90.4	89.9	88.0	84.9	81.9
5.3	4.6	4.2	4.0	4.0	Policy loans	4.2	4.1	4.0	4.2	4.1	4.2

6,193.4	6,926.4	7,437.1	7,938.6	8,195.9	Total investments	8,580.4	8,415.1	8,195.9	8,380.4	8,074.9	8,056.3
206.8	34.5	45.3	53.2	56.0	Cash and cash equivalents	193.1	54.7	56.0	53.5	156.3	41.2
79.6	73.3	77.8	81.5	99.2	Premiums and other receivables	98.0	96.0	99.2	94.5	77.0	75.6
77.1	82.8	82.7	85.6	89.5	Accrued investment income	94.5	95.8	89.5	94.7	88.9	92.8
873.9	871.9	887.9	897.7	913.6	Amounts recoverable from reinsurers	922.9	917.7	913.6	903.7	903.0	899.0
190.9	200.7	218.8	245.3	342.7	Deferred acquisition costs, value of business acquired, intangibles and goodwill, net	301.5	292.8	342.7	333.1	267.1	257.9
74.7	71.3	78.3	86.7	84.6	Property and equipment, net	110.8	86.8	84.6	82.9	81.6	82.4
—	—	—	—	—	Deferred tax assets, net	15.4	—	—	—	—	—
31.5	35.1	45.5	54.5	24.6	Other assets	64.0	26.9	24.6	61.6	42.8	55.6
1,018.6	1,685.7	2,338.6	3,007.6	3,832.5	Separate account assets	4,361.7	4,056.5	3,832.5	3,464.6	3,315.7	3,334.6

$8,746.5	$9,981.7	$11,212.0	$12,450.7	$13,638.6	Total assets	$14,742.3	$14,042.3	$13,638.6	$13,469.0	$13,007.3	$12,895.4

					LIABILITIES AND EQUITY

					Liabilities:
$4,114.9	$4,294.9	$4,484.6	$4,689.3	$4,927.6	Future policy benefits and claims	$5,043.4	$4,968.6	$4,927.6	$4,866.7	$4,819.1	$4,744.9
1,864.5	2,100.3	2,400.9	2,649.3	2,937.8	Other policyholder funds	3,074.2	2,987.7	2,937.8	2,853.5	2,785.7	2,725.4
164.7	153.7	115.1	73.6	22.9	Deferred tax liabilities, net	—	13.4	22.9	36.2	9.6	36.3
0.2	2.7	0.2	2.0	2.4	Short-term debt	2.8	22.5	2.4	2.0	2.0	1.9
259.0	272.0	258.1	260.1	261.1	Long-term debt	561.4	261.3	261.1	261.7	260.8	260.0
172.0	162.9	213.4	355.0	189.8	other liabilities	259.1	257.7	189.8	522.0	440.5	407.0
1,018.6	1,685.7	2,338.6	3,007.6	3,832.5	Separate account liabilities	4,361.7	4,056.5	3,832.5	3,464.6	3,315.7	3,334.6

7,593.9	8,672.2	9,810.9	11,036.9	12,174.1	Total liabilities	13,302.6	12,567.7	12,174.1	12,006.7	11,633.4	11,510.1

					Shareholders’ equity:
665.3	673.4	618.2	530.3	479.9	Common stock	443.0	473.9	479.9	478.0	518.0	529.6
147.4	160.3	136.1	59.8	(8.1)	Accumulated other comprehensive income (loss)	(57.0)	(0.9)	(8.1)	24.3	(49.4)	(6.7)
339.9	475.8	646.8	823.7	992.7	Retained earnings	1,053.7	1,001.6	992.7	960.0	905.3	862.4

1,152.6	1,309.5	1,401.1	1,413.8	1,464.5	Total shareholders’ equity	1,439.7	1,474.6	1,464.5	1,462.3	1,373.9	1,385.3

$8,746.5	$9,981.7	$11,212.0	$12,450.7	$13,638.6	Total liabilities and shareholders’ equity	$14,742.3	$14,042.3	$13,638.6	$13,469.0	$13,007.3	$12,895.4

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$4,134.4	$4,524.8	$4,412.5	$4,613.2	$4,786.0	Total fixed maturity securities:	$4,931.6	$4,905.8	$4,786.0	$4,770.7	$4,608.1	$4,702.9
3,701.0	4,119.0	4,018.1	4,108.1	4,205.0	Public	4,326.6	4,313.0	4,205.0	4,216.8	4,064.2	4,176.8
433.4	405.8	394.4	505.1	581.0	Private	605.0	592.8	581.0	553.9	543.9	526.1
—	—	—	—	—	Short-term investments	57.1	—	—	—	—	—
1,989.1	2,319.8	2,948.2	3,243.7	3,316.0	Commercial mortgage loans, net	3,517.4	3,414.8	3,316.0	3,517.5	3,377.8	3,267.3
64.6	77.2	72.2	77.7	89.9	Real estate, net	70.1	90.4	89.9	88.0	84.9	81.9
5.3	4.6	4.2	4.0	4.0	Policy loans	4.2	4.1	4.0	4.2	4.1	4.2

$6,193.4	$6,926.4	$7,437.1	$7,938.6	$8,195.9	Total investments	$8,580.4	$8,415.1	$8,195.9	$8,380.4	$8,074.9	$8,056.3

					Percent of investments:
66.8%	65.3%	59.3%	58.1%	58.4%	Fixed maturity securities	57.5%	58.3%	58.4%	56.9%	57.1%	58.4%
—	—	—	—	—	Short-term investments	0.7	—	—	—	—	—
32.1	33.5	39.6	40.8	40.4	Commercial mortgage loans, net	41.0	40.6	40.4	42.0	41.8	40.5
1.0	1.1	1.0	1.0	1.1	Real estate, net	0.8	1.1	1.1	1.0	1.0	1.0
0.1	0.1	0.1	0.1	0.1	Other	—	—	0.1	0.1	0.1	0.1

					Fixed maturity securities (available for sale):
105.9%	106.0%	105.2%	102.1%	100.6%	Market value as a % of amortized cost	99.0%	100.8%	100.6%	100.8%	98.3%	99.8%

					Reserve balances:
$4.0	$2.6	$2.3	$2.5	$2.4	Commercial mortgage loans, net	$2.5	$2.5	$2.4	$3.1	$3.0	$2.4

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2007		2006
2002	2003	2004	2005	2006		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
6.22%	5.94%	5.81%	5.61%	5.57%	Fixed maturity securities (excluding convertibles)	5.56%	5.57%	5.57%	5.59%	5.59%	5.59%
7.94	7.28	6.71	6.46	6.40	Commercial mortgage loans, net	6.37	6.39	6.40	6.41	6.40	6.42

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
75.3%	75.6%	74.5%	74.6%	74.1%	A or higher	74.1%	73.6%	74.1%	73.9%	74.2%	74.9%
21.2	20.9	21.6	21.6	22.3	BBB/Baa	22.3	22.8	22.3	22.3	21.9	21.5
2.1	2.0	2.7	2.7	2.0	BB/Ba	1.8	2.0	2.0	2.3	2.4	2.4
1.4	1.5	1.2	1.1	1.6	B or lower	1.8	1.6	1.6	1.5	1.5	1.2

					Commercial mortgage loans - statutory:
					Sixty day delinquencies:
$—	$—	$7.5	$0.3	$2.9	Book value	$3.2	$3.6	$2.9	$—	$—	$—
—%	—%	0.25%	0.01%	0.09%	Rates - overall %	0.09%	0.11%	0.09%	—%	—%	—%

$—	$1.5	$—	$1.3	$1.8	Foreclosed during period	$0.5	$—	$—	$1.8	$—	$—
—	—	7.5	0.3	1.2	In process of foreclosure	0.3	0.7	1.2	3.7	—	—
—	—	7.5	0.3	1.2	Included in 60 day delinquencies	0.3	0.7	1.2	—	—	—
4.6	2.9	2.1	10.1	6.8	Net balance of restructured loans	2.0	1.7	6.8	6.9	9.9	10.0